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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint DAVID FREMED AND HARRY RUBIN, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Infogrames, Inc. for the fiscal year ended June 30, 2001, and any and all amendments thereto.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


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

         SIGNATURE                                   TITLE(s)                              DATE
         ---------                                   --------                              ----

     /s/ BRUNO BONNELL             Chairman of the Board of Directors and Chief      September 26, 2001
---------------------------           Executive Officer (principal executive
       Bruno Bonnell                  officer) and Director


   /s/ STEVEN A. DENNING           Director                                          September 26, 2001
---------------------------
     Steven A. Denning


   /s/ DENIS GUYENNOT              Director and President, Chief Operating           September 26, 2001
---------------------------           Officer and Secretary
     Denis Guyennot


   /s/ THOMAS A. HEYMANN           Director                                          September 26, 2001
---------------------------
     Thomas A. Heymann


     /s/ ANN E. KRONEN             Director                                          September 26, 2001
---------------------------
       Ann E. Kronen


    /s/ THOMAS SCHMIDER            Director                                          September 26, 2001
---------------------------
      Thomas Schmider


    /s/ THOMAS MITCHELL            Director                                          September 26, 2001
---------------------------
      Thomas Mitchell


     /s/ JAMES ACKERLY             Director                                          September 26, 2001
---------------------------
       James Ackerly

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